SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


                               October 15, 1997
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                             THE MEAD CORPORATION
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


               Ohio                1-2267              31-0535759
          --------------         ----------          --------------
           (State of             Commission          (IRS Employer
          Incorporation)            File             Identification
                                                        Number)


             Mead World Headquarters, Courthouse Plaza, Northeast
                             Dayton, Ohio  45463
             ----------------------------------------------------
                   (Address of principal executive offices)


                                 937-495-6323
                         ----------------------------
                         (Registrant's telephone No.)


                                Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



          ITEM I.   CHANGES IN CONTROL OF REGISTRANT

                    Not applicable.

          ITEM II.  ACQUISITION OR DISPOSITION OF ASSETS

                    Not applicable.

          ITEM III. BANKRUPTCY OR RECEIVERSHIP

                    Not applicable.

          ITEM IV.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                    Not applicable.

          ITEM V.   OTHER EVENTS

                    On October 15, 1997, the Registrant issued a news release reporting certain financial results for the quarter ended September 28, 1997, attached hereto as Exhibit 1.1.

          ITEM VI.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                    Not applicable.

          ITEM VII. FINANCIAL STATEMENTS AND EXHIBITS

                    (a)  Financial Statements:

                         Not applicable.

                    (b)  Pro Forma Financial Information:

                         Not applicable.

                    (c)  Exhibits:

                         1.1   Press release, dated October 15, 1997.

          ITEM VIII.     CHANGES IN FISCAL YEAR

                    Not applicable.



                                    Signatures

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          The Mead Corporation
                                          (Registrant)

          Date:  October 17, 1997         /s/ David L. Santez
                 Dayton, Ohio             David L. Santez, Esq.
                                          Assistant Secretary and
                                          Associate General Counsel



                                  EXHIBIT INDEX

                                                                   Page

               1.1   Press release dated October 15, 1997           6